eWeb21 Corp.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

                                  COMMON STOCK

This certifies that


is the registered owner of


FULLY PAID AND NON-ASSESSABLE SHARES$.001 PAR VALUE EACH OF THE COMMON STOCK OF


                                  eWeb21 Corp.


transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ----------------



                                  eWeb21 Corp.
/s/Hyo-Syng Choi                 CORPORATE SEAL              /s/Sea-Hyong Oh
---------------------                1972                    -----------------
 Secretary                         DELAWARE                    President


                                                                  Countersigned:
                                          Olde Monmouth Stock Transfer Co., Inc.
                                                             77 Memorial Parkway
                                            Atlantic Highlands, New Jersey 07716
                                                                  Transfer Agent

                                                    ----------------------------
                                                         AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the  entireties
JT TEN -  as joint tenants with right of
          survivorship and not as tenants
          in common and not as community property



UNIFORM GIFTS TO MINORS ACT



( Custodian)                       (Minor)
under the Uniform Gifts of Minors Act of  the State of ------------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

Please insert social security or other identifying number: -----------------

(Insert name and address, including zip code):

----------------------------------------------------

----------------------------------------------------

--------------------------------------------- shares

of the Common Stock represented by the within Certificate and does hereby irrevocably constitute and appoint


----------------------------------------------------

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

DATED: -------------                  ---------------------------------------


NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEE: